Exhibit 99.3

VIEW MATERIALS & VOTE w SCAN TO ONE PIERCE PLACE, SUITE 1500 ITASCA, IL 60143 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on [TBD], 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on [TBD], 2016. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E14381-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FIRST MIDWEST BANCORP, INC. For ! Against Abstain The Board of Directors recommends you vote FOR proposals 1 and 2. ! ! 1.Approval of the issuance of First Midwest Bancorp, Inc. ("First Midwest") common stock in the merger as contemplated by the Agreement and Plan of Merger, dated as of June 28, 2016, by and among First Midwest, Standard Bancshares, Inc. and Benjamin Acquisition Corporation (the "stock issuance proposal"). ! ! ! 2.Approval of one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to permit the further solicitation of proxies in favor of the stock issuance proposal. NOTE: In their discretion, the proxies named on the front of this proxy card are authorized to vote upon such other matters as may properly come before the Special Meeting of Stockholders and at any adjournments or postponements thereof. Please sign this proxy card exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials For the Special Meeting of Stockholders on [TBD], 2016: The Notice of Special Meeting of Stockholders and Proxy Statement and Telephone/Internet Voting Instructions are available at www.proxyvote.com E14382-TBD Proxy Solicited on Behalf of the Board of Directors Special Meeting of Stockholders to be Held [TBD], 2016, [TBD] AM Central Time at One Pierce Place, Itasca, Illinois, 60143 The undersigned stockholder(s) hereby appoints Paul F. Clemens and Nicholas J. Chulos, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all shares of Common Stock of First Midwest Bancorp, Inc. held of record by the undersigned on October 10, 2016, at the Special Meeting of Stockholders to be held on [TBD], 2016 and at any adjournment or postponement thereof. The undersigned hereby further authorizes such proxies to vote in their discretion upon such other matters as may properly come before such Special Meeting and at any adjournment or postponement thereof. Receipt of the Notice of the Special Meeting of Stockholders and the Proxy Statement in connection with such meeting is hereby acknowledged. This proxy, when properly executed, will be voted in the manner directed by you. If you sign and return this proxy but do not give any direction, it will be voted in accordance with the recommendations of the Board of Directors for each Proposal, and in the discretion of the proxies upon such other matters as may properly come before the Special Meeting. If the shares represented by this proxy are issued to or held for the account of the undersigned under one of the Company's employee benefit plans, then the undersigned hereby directs the trustee to vote such shares as designated on the reverse side. Continued and to be signed on the reverse side